UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

Verde Clean Fuels, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40743	85-1863331
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Louisiana Street, Suite 2160

Houston, TX 77002

(908) 281-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	VGAS	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VGASW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Agreement.

On December 18, 2024, Verde Clean Fuels, Inc. (the “Company”) entered into a Class A Common Stock Purchase Agreement (the “Purchase Agreement”) with Cottonmouth Ventures LLC (the “Purchaser”), a subsidiary of Diamondback Energy, Inc., pursuant to which, on the terms and subject to the conditions set forth therein, the Company agreed to issue and sell to the Purchaser in a private placement an aggregate of 12,500,000 shares (the “PIPE Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a price of $4.00 per share for an aggregate purchase price of $50,000,000 (the “PIPE Investment”).

The Company expects to use the proceeds from the PIPE Investment to fund a portion of the development and construction of certain facilities in the Permian Basin and for other general corporate purposes.

Consummation of the PIPE Investment (the “Closing”) is subject to certain customary conditions set forth in the Purchase Agreement, including, but not limited to (i) the Company receiving the Written Consent (as defined below) (which has been satisfied, as described under Item 5.07), (ii) the absence of any governmental authority issuing any order or other legal restraint that makes consummation of the PIPE Investment illegal or otherwise prohibited, (iii) at least 20 business days having elapsed since the Company’s mailing to its stockholders of an information statement on Schedule 14C (as contemplated by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the “Information Statement”)) with respect to the adoption of the Fifth Amended and Restated Certificate of Incorporation, the form of which is attached as an exhibit to the Purchase Agreement (the “Restated Charter”), pursuant to the Written Consent, (iv) the PIPE Shares having been approved for listing on The Nasdaq Stock Market, subject only to official notice of the issuance thereof, (v) the filing of the Restated Charter, and (vi) the Company taking all necessary action to effect the appointment of a Cottonmouth Director (as defined in the Restated Charter) on the date of Closing, or as promptly as practicable thereafter.

The Purchase Agreement contains customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of the Purchase Agreement and in the context of the specific relationship between the parties thereto. The provisions of the Purchase Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in the Company’s annual, quarterly and current reports the Company files with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of PIPE Shares in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02. Unregistered Sales of Equity Securities.

The description set forth under Item 1.01 above of the issuance of PIPE Shares and the terms thereof is incorporated herein by reference. The PIPE Shares will be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, to a single “accredited investor” as defined in Rule 501 of Regulation D promulgated by the SEC without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2024, Ms. Shannon Linden notified the Company of her intention to resign from her role as the Chief Accounting Officer of the Company, effective January 3, 2025.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 18, 2024, the Company received an executed written consent (the “Written Consent”) from the holder of a majority of the outstanding shares of Class A Common Stock and Class C common stock, par value $0.0001 per share (“Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”), (i) approving the amendment and restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation, in the form of the Restated Charter, and adopting the Restated Charter, which provides for, among other things, an increase to the number of authorized shares of Class C Common Stock, an increase to the size of the Board from seven to eight, and the granting to the Purchaser certain Board designation and observer rights, and (ii) approving the transactions contemplated by the Purchase Agreement. Pursuant to rules adopted by the SEC under the Exchange Act, the Information Statement will be filed with the SEC as soon as practicable and mailed to the holders of Common Stock.

Item 8.01. Other Events.

On December 19, 2024, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release announcing the proposed transactions is furnished herewith as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the Company’s expectations and any future financial performance, as well as the Company’s strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements, including, but not limited to, statements regarding the anticipated Closing of the PIPE Investment and the intended use of proceeds therefrom. When used herein, the words “could,” “should,” “will,” “may,” “focused,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “plan,” “goal,” “project,” “designed,” “proposed,” “potential,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks and uncertainties include, but are not limited to: the risk that one or more conditions to the Closing may not be satisfied; the failure to realize the anticipated benefits of the PIPE Investment; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company and the Purchaser to terminate the Purchase Agreement; delays in completing the PIPE Investment; the possibility that the PIPE Investment may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the potential impact of general economic, political or market factors; and other factors that may affect future results of the Company or the Purchaser. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could cause actual results to differ from those contained in forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s filings with the SEC. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1*	Class A Common Stock Purchase Agreement, dated as of December 18, 2024 by and between Verde Clean Fuels, Inc. and Cottonmouth Ventures LLC.
99.1*	Press Release dated December 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024	Verde Clean Fuels, Inc.

	By:	/s/ Ernest Miller
		Name:	Ernest Miller
		Title:	Chief Executive Officer

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